FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  High Yield Bond Portfolio (BR-HIYLD)
2.	Issuer:    Massey Energy Company (6.875%  12/15/2013)
3.	Date of Purchase:  12/09/05
4.	Underwriter from whom purchased: UBS Securities LLC
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total offering):
2,250,000 out of total offering of 760,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): 30,000,000 out of offering of 760,000,000
8.	Purchase price (net of fees and expenses):  99.243
9.	Date offering commenced:  12/09/05
10.	Offering price at end of first day on which any sales were made:
100.25
11.	Have the following conditions been satisfied:

      a.	The securities are part of an issue registered under
        the Securities Act of 1933, as amended, which
        is being offered to the public, or are Eligible Municipal
        Securities, or are securities sold in an	 Eligible Foreign
        Offering or are securities sold in an Eligible Rule 144A
        Offering or part of an issue of government securities.  YES

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering
		or in any concurrent offering of the
		securities (except, in the case of an
		Eligible Foreign Offering, for any rights
		to purchase required by laws to be granted
		to existing security holders of the
		Issuer) or, if a rights offering, the
		securities were purchased on or before the
		fourth day preceding the day on which the
		rights offering terminated.      YES

	c.	The underwriting was a firm commitment
		underwriting.      YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting
		similar securities during the same period.    YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer
		of such securities has been in continuous
		operation for not less than three years
		(including the operations of predecessors).    YES

f.	         The affiliated underwriter has not received
direct or indirect benefit as a result of
BlackRock's participation in the offering?             YES

Approved:      James Keenan          Date:  02/03/06



FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Intermediate PLUS Bond Portfolio
(BR-INTPL)
2.	Issuer:    Massey Energy Company (6.875%  12/15/2013)

3.	Date of Purchase:  12/09/05
4.	Underwriter from whom purchased: UBS Securities LLC
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total offering):
40,000 out of total offering of 760,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): 30,000,000 out of offering of 760,000,000
8.	Purchase price (net of fees and expenses):  99.243
9.	Date offering commenced:  12/09/05
10.	Offering price at end of first day on which any sales were made:
100.25
11.	Have the following conditions been satisfied:

a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible
Foreign Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.       YES

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering
		or in any concurrent offering of the
		securities (except, in the case of an
		Eligible Foreign Offering, for any rights
		to purchase required by laws to be granted
		to existing security holders of the
		Issuer) or, if a rights offering, the
		securities were purchased on or before the
		fourth day preceding the day on which the
		rights offering terminated.         YES

	c.	The underwriting was a firm commitment
		underwriting.        YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting
		similar securities during the same period.         YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer
		of such securities has been in continuous
		operation for not less than three years
		(including the operations of predecessors).           YES

g.	         The affiliated underwriter has not received
direct or indirect benefit as a result of
BlackRock's participation in the offering?          YES

Approved:      James Keenan          Date:    02/03/06



FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Core PLUS Total Return Portfolio
(BR-COREPL)
4.	Issuer:    Massey Energy Company (6.875%  12/15/2013)
3.	Date of Purchase:  12/09/05
4.	Underwriter from whom purchased: UBS Securities LLC
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total offering):
415,000 out of total offering of 760,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): 30,000,000 out of offering of 760,000,000
8.	Purchase price (net of fees and expenses):  99.243
9.	Date offering commenced:  12/09/05
10.	Offering price at end of first day on which any sales were made:
100.25
11.	Have the following conditions been satisfied:		Yes	No
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.      YES

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering
		or in any concurrent offering of the
		securities (except, in the case of an
		Eligible Foreign Offering, for any rights
		to purchase required by laws to be granted
		to existing security holders of the
		Issuer) or, if a rights offering, the
		securities were purchased on or before the
		fourth day preceding the day on which the
		rights offering terminated.     YES

	c.	The underwriting was a firm commitment
		underwriting.        YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting
		similar securities during the same period.     YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer
		of such securities has been in continuous
		operation for not less than three years
		(including the operations of predecessors).    YES

h.	         The affiliated underwriter has not received
direct or indirect benefit as a result of
BlackRock's participation in the offering?     YES

Approved:      James Keenan          Date:       02/03/06



FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Asset Allocation Portfolio
(BR_AA_FI)
2.	Issuer:    Massey Energy Company (6.875%  12/15/2013)
3.	Date of Purchase:  12/09/05
4.	Underwriter from whom purchased: UBS Securities LLC
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total offering):
305,000 out of total offering of 760,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): 30,000,000 out of offering of 760,000,000
8.	Purchase price (net of fees and expenses):  99.243
9.	Date offering commenced:  12/09/05
10.	Offering price at end of first day on which any sales were made:
100.25
11.	Have the following conditions been satisfied:		Yes	No
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.  YES
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting.  YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors).  YES

i.	         The affiliated underwriter has not received
direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved:      James Keenan         Date: 02/06/06



FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Delaware Tax-Free Income
Portfolio (BR-DE)
6.	Issuer:    Wilmington, DE (5.00%  10/01/2018)

3.	Date of Purchase:  01/20/06
4.	Underwriter from whom purchased: Merrill Lynch & Co.
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total offering):
$1,000,000 out of total offering of $41,415,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): $1,000,000 out of offering of $41,415,000
8.	Purchase price (net of fees and expenses):  109.703
9.	Date offering commenced:  01/20/06
10.	Offering price at end of first day on which any sales were made:
109.703
11.	Have the following conditions been satisfied:
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.  YES
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting. YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). YES

j.	         The affiliated underwriter has not received
direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved: James Pruskowski (S)        Date:     02/24/06




FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  BlackRock Core Bond Total Return
Portfolio (BR-CORE)
2.	Issuer:    United Healthcare Corp (5.80%, 03/15/2036)
3.	Date of Purchase:  02/27/06
4.	Underwriter from whom purchased: JP Morgan Securities Inc.
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets LLC

6.	Aggregate principal amount of purchased (out of total offering):
$2,675,000 out of total offering of $850,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): $100,000,000 out of offering of $850,000,000
8.	Purchase price (net of fees and expenses):  99.279
9.	Date offering commenced:  02/27/06
10.	Offering price at end of first day on which any sales were made:
99.259
11.	Have the following conditions been satisfied:
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible
Foreign Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.  YES

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting. YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). YES

f. The affiliated underwriter has not received direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved: Marc Dichek  (S)       Date:       4/03/06



FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  BlackRock Managed Income
Portfolio (BR-MINC)
2.	Issuer:    United Healthcare Corp (5.80%, 03/15/2036)

3.	Date of Purchase:  02/27/06
4.	Underwriter from whom purchased: JP Morgan Securities Inc.
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets LLC

6.	Aggregate principal amount of purchased (out of total offering):
$675,000 out of total offering of $850,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): $100,000,000 out of offering of $850,000,000
8.	Purchase price (net of fees and expenses):  99.279
9.	Date offering commenced:  02/27/06
10.	Offering price at end of first day on which any sales were made:
99.259
11.	Have the following conditions been satisfied:
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.   YES

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting. YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). YES

f. The affiliated underwriter has not received direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved: Marc Dichek  (S)           Date:       4/03/06




FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  BlackRock Core PLUS Total Return
Portfolio (BR-COREPL)
2.	Issuer:    United Healthcare Corp (5.80%, 03/15/2036)
3.	Date of Purchase:  02/27/06
4.	Underwriter from whom purchased: JP Morgan Securities Inc.
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets LLC

6.	Aggregate principal amount of purchased (out of total offering):
$325,000 out of total offering of $850,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): $100,000,000 out of offering of $850,000,000
8.	Purchase price (net of fees and expenses):  99.279
9.	Date offering commenced:  02/27/06
10.	Offering price at end of first day on which any sales were made:
99.259
11.	Have the following conditions been satisfied:
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which is being offered to the public, or are Eligible Municipal Securities, or are securities sold in an Eligible Foreign Offering or are securities sold in an Eligible
Rule 144A Offering or part of an issue of government securities.  YES

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting. YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). YES

f. The affiliated underwriter has not received direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved: Marc Dichek  (S)         Date:       4/03/06




FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  BlackRock Asset Allocation
Portfolio (BR_AA)
2.	Issuer:    United Healthcare Corp (5.80%, 03/15/2036)

3.	Date of Purchase:  02/27/06
4.	Underwriter from whom purchased: JP Morgan Securities Inc.
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets LLC

6.	Aggregate principal amount of purchased (out of total offering):
$175,000 out of total offering of $850,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): $100,000,000 out of offering of $850,000,000
8.	Purchase price (net of fees and expenses):  99.279
9.	Date offering commenced:  02/27/06
10.	Offering price at end of first day on which any sales were made:
99.259
11.	Have the following conditions been satisfied:
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.  YES

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting. YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). YES

f. The affiliated underwriter has not received direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved: Marc Dichek  (S)           Date:       4/03/06



FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Blackrock Intermediate Bond
Portfolio (BR-INT)
7.	Issuer:    United Healthcare Corp (5.25%, 03/15/2011)
3.	Date of Purchase:  02/27/06
4.	Underwriter from whom purchased: JP Morgan Securities Inc.
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets LLC

6.	Aggregate principal amount of purchased (out of total offering):
$2,600,000 out of total offering of $750,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): $90,000,000 out of offering of $750,000,000
8.	Purchase price (net of fees and expenses):  99.84
9.	Date offering commenced:  02/27/06
10.	Offering price at end of first day on which any sales were made:
99.503
11.	Have the following conditions been satisfied:
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.  YES
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting. YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). YES

k.	         The affiliated underwriter has not received
direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved: Marc Dichek  (S)           Date:    4/03/06




FORM 10f-3
THE BLACKROCK FUNDS
Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  BlackRock Intermediate PLUS Bond
Portfolio (BR-INTPL)
2.	Issuer:    United Healthcare Corp (5.25%, 03/15/2011)
3.	Date of Purchase:  02/27/06
4.	Underwriter from whom purchased: JP Morgan Securities Inc.
5.	Name of Affiliated Underwriter (as defined in the Trust's
procedures) managing or participating in syndicate:

	PNC Capital Markets LLC

6.	Aggregate principal amount of purchased (out of total offering):
$75,000 out of total offering of $750,000,000
7.	Aggregate principal amount purchased by funds advised by
BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total
offering): $90,000,000 out of offering of $750,000,000
8.	Purchase price (net of fees and expenses):  99.84
9.	Date offering commenced:  02/27/06
10.	Offering price at end of first day on which any sales were made:
99.503
11.	Have the following conditions been satisfied:
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
Securities, or are securities sold in an	 Eligible
Foreign Offering or are securities sold in an Eligible Rule 144A
Offering or part of an issue of government securities.  YES
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. YES

	c.	The underwriting was a firm commitment
		underwriting. YES

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. YES

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). YES

f. The affiliated underwriter has not received direct or indirect benefit as a result of BlackRock's participation in the offering? YES

Approved: Marc Dichek  (S)            Date:       4/03/06